Supplement to Spinnaker Advisor Prospectus
                          Supplement dated July 1, 2005
                       to Prospectus dated April 29, 2005

Effective July 1, 2005, AIM V.I. Health Sciences Fund will change its name to AIM V.I. Global Health Care Fund. Accordingly, any reference to AIM V.I. Health Sciences Fund in this prospectus should be replaced with AIM V.I. Global Health Care Fund.


The first paragraph under Section 3: Purchase - Purchase Payments on page 11is replaced with the following:

PURCHASE PAYMENTS


A purchase payment is the money you give us to buy the contract, plus any additional money you invest in the contract after you own it. You can purchase a contract with a minimum initial investment of $10,000. Additional purchase payments of $30 or more may be added at anytime during the accumulation phase. Regular monthly payments may be made through a pre-authorized transfer from a bank account ("Systematic Investing") for as little as $100, or for as little as $30 through employee, employer and/or salary deferral contributions on qualified contracts. Purchase payments made to the Dollar Cost Averaging Fixed Account Option must be $5,000 or more. Purchase payments made to a guaranteed period under the Guaranteed Interest Period Fixed Account Option must be $1,000 or more. Any purchase payment in excess of $1 million requires our prior approval.



We will waive the $10,000 minimum initial investment if you use Systematic Investing or employee, employer and/or salary deferral and meet the $10,000 minimum within one contract year. Once the initial investment minimum is met, payments made through Systematic Investing may be made for as little as $100, or for as little as $30 for employee, employer and/or salary deferral contributions.